SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Filed pursuant to Section 13 or 15(d) of

              THE SECURITIES EXCHANGE ACT OF 1934


                April 29, 1998 (April 22, 1998)
--------------------------------------------------------------
        Date of Report (Date of earliest event reported)


                PHYSICIAN COMPUTER NETWORK, INC.
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      (Exact name of registrant as specified in charter)


                           New Jersey
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        (State or other jurisdiction of incorporation)


                            0-19666
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                   (Commission File Number)


                           22-2485688
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               (IRS Employer Identification No.)


                     1200 The American Road
                 Morris Plains, New Jersey 07950
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           (Address of principal executive officers)



                        (973) 490-3100
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     (Registrant's telephone number, including area code)

ITEM 5.   Other Events
------    -------------------------------------

          On April 24, 1998, the Registrant issued a press release, announcing that, among other things:

(i) the release from escrow of the documents and the proceeds of the previously reported $11,000,000 preferred stock investment in the Registrant by an entity controlled by the Chairman of the Board and largest shareholder of Registrant (documents reflecting that agreement and related matters were filed as Exhibits 1 through 5 to a Form 8-K filed on April 7, 1998 and are incorporated herein by reference); and

(ii) the Registrant had executed definitive agreements with its senior lenders regarding the restructuring of the Registrant's senior credit facility (documents reflecting that agreement and related matters are filed as Exhibit 1 through 3 hereof and are incorporated herein by reference).

                  A copy of the press release containing these announcements and other matters is filed herewith as Exhibit 4 and incorporated herein by reference.



ITEM 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
-------  -------------------------------------------------------

                  No financial statements or pro forma financial information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.

                  (c)      Exhibits.
                           ---------

                  Exhibit 1- Copy of Forbearance and Amendment Agreement among the Registrant, the Registrant's subsidiaries, Fleet
                                            Bank, N.A.,as  administrative  agent
                                            and certain  financial  institutions
                                            dated April 22, 1998.

                  Exhibit 2 -- Copy of Third Party Contributor Agreement among the Registrant, and JA Special Limited Partnership, Jeffry M. Picower and Fleet Bank, N.A., as administrative agent dated April 22, 1998.

                  Exhibit 3 -- Copy of Article Third (h)7. of the Restated Certificate of Incorporation as amended to the
                                            Restated        Certificate       of
                                            Incorporation, as amended, modifying
                                            the rights of the  holders of Series
                                            B Cumulative Preferred Stock

                  Exhibit                   4 -- Press  Release  dated April 24,
                                            1998.

                           SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PHYSICIAN COMPUTER NETWORK, INC.
                                        (REGISTRANT)


Date: April 29, 1998          By:   /s/   Paul Antinori
                                   ----------------------
                                   Paul Antinori
                                   Vice President

                                                   EXHIBIT INDEX

                  Exhibit 1- Copy of Forbearance and Amendment Agreement among the Registrant, the Registrant's subsidiaries, Fleet
                                            Bank, N.A.,as  administrative  agent
                                            and certain  financial  institutions
                                            dated April 22, 1998.

                  Exhibit 2 -- Copy of Third Party Contributor Agreement among the Registrant, and JA Special Limited Partnership, Jeffry M. Picower and Fleet Bank, N.A., as administrative agent dated April 22, 1998.

                  Exhibit 3 -- Copy of Article Third (h)7. of the Restated Certificate of Incorporation, as amended, to the
                                            Restated        Certificate       of
                                            Incorporation, as amended, modifying
                                            the rights of the  holders of Series
                                            B Cumulative Preferred Stock.

                  Exhibit                   4 -- Press  Release  dated April 24,
                                            1998.